UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-905	PPL Electric Utilities Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-0959590

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

and

Section 8 - Other Events

Item 8.01 Other Events

On July 12, 2011, PPL Electric Utilities Corporation ("PPL Electric") entered into an underwriting agreement (the "Underwriting Agreement") with J.P. Morgan Securities LLP, Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC, and Lloyds Securities Inc., as representatives of the several underwriters (the “Underwriters”), relating to the offering and sale by PPL Electric of $250,000,000 of 5.20% First Mortgage Bonds due 2041 (the "Bonds").

The Bonds were issued on July 15, 2011, under PPL Electric’s Indenture (the "2001 Indenture"), dated as of August 1, 2001, to The Bank of New York Mellon, as trustee, as previously supplemented and as supplemented by Supplemental Indenture No. 12 thereto (the "Supplemental Indenture"), dated as of July 1, 2011 (collectively, the "Indenture").  The Bonds will be secured by the lien of the Indenture, which creates a lien on substantially all of PPL Electric’s distribution properties and certain of its transmission properties, subject to certain exceptions and exclusions, in each case, as described in the prospectus and prospectus supplement related to the offering.

The Bonds are due July 15, 2041, subject to early redemption.  PPL Electric will apply the net proceeds from the sale of the Bonds for capital expenditures, working capital and other general corporate purposes.

The Bonds were offered and sold under PPL Electric’s joint Registration Statement on Form S-3 on file with the Securities and Exchange Commission (Registration No. 333-158200).  PPL Electric does not intend to list the Bonds on any securities exchange.

A copy of the Underwriting Agreement is attached as Exhibit 1(a) to this report and incorporated herein by reference.  The Supplemental Indenture and Officer’s Certificate are filed with this report as Exhibits 4(a) and 4(b), respectively.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1(a) -
Underwriting Agreement, dated July 12, 2011, among PPL Electric Utilities Corporation and J.P. Morgan Securities LLP, Mitsubishi UFJ Securities (USA), Inc., UBS Securities LLC, and Lloyds Securities LLC, as representatives of the several underwriters named therein.

	4(a) -	Supplemental Indenture No. 12, dated as of July 1, 2011, of PPL Electric Utilities Corporation to The Bank of New York Mellon, as Trustee.

	4(b) -	Officer's Certificate, dated July 15, 2011, pursuant to Section 201 and 301 of the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

PPL ELECTRIC UTILITIES CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Dated:  July 18, 2011